CONFIDENTIAL TREATMENT OF BRACKETED MATERIAL REQUESTED PURSUANT TO RULE 24b-2

                            SERVICE AGREEMENT #001715
                                 (FSS Service)


              AGREEMENT made this 3rd day of April, 1996, by and between National Fuel Gas Supply Corporation, a Pennsylvania corporation, hereinafter called "Transporter," and National Fuel Gas Distribution Corporation, hereinafter called "Shipper."

              WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree that Transporter will store natural gas for Shipper during the term, at the rates and on the terms and conditions hereinafter provided.


                                    ARTICLE I

                                   Quantities
                                   ----------

              Beginning on the date on which storage service is commenced hereunder and thereafter for the remaining term of this Agreement, and subject to the provisions of Transporter's FSS Rate Schedule, Transporter agrees to receive, cause to be injected into storage for Shipper's account, store, withdraw from storage, and deliver to Shipper quantities of natural gas as follows:

Maximum Storage Quantity (MSQ) of 698,720 Dekatherms (Dth)
Maximum Daily Injection Quantity (Contract MDIQ) of 3,882 Dth
Maximum Daily Withdrawal Quantity (Contract MDWQ) of 6,352 Dth


                                   ARTICLE II

                                      Rate
                                      ----
              Unless otherwise mutually agreed in a written amendment to this Agreement, for the service provided by Transporter hereunder, Shipper shall pay Transporter the maximum rate provided under Rate Schedule FSS set forth in Transporter's effective FERC Gas Tariff. In the event that the Transporter places on file with the Federal Energy Regulatory Commission ("Commission") another rate schedule which may be applicable to transportation service rendered hereunder, then Transporter, at its option, may from and after the effective date of such rate schedule, utilize such rate schedule in performance of this Agreement. Such a rate schedule(s) or superseding rate schedule(s) and any revisions thereof which shall be filed and become effective shall apply to and be a part of this Agreement. Transporter shall have the right to propose, file and make effective with the Commission, or other body having jurisdiction, changes and revisions of any effective rate schedule(s), or to propose, file, and make effective superseding rate schedules, for the purpose of changing the rate, charges, and other provisions thereof effective as to Shipper.

                                   ARTICLE III

                                Term of Agreement
                                -----------------

              This Agreement shall be effective as of April 1, 1997 and shall continue in effect for a primary term ending March 31, 2004, and shall continue in effect from year to year thereafter until terminated by either Transporter or Shipper upon not less than 18 months prior written notice to the other specifying as a termination date the end of such primary term or any subsequent anniversary thereof.

              The Injection Period shall be from April I to October 31 and the Withdrawal Period shall be from November I to March 3 1. The Injection and Withdrawal Periods shall constitute the Storage Period.


                                   ARTICLE IV

                           Receipt and Delivery Points
                           ---------------------------

              The Point(s) of Receipt for all gas that may be received for Shipper's account for storage by Transporter shall be the Transporter's System Storage.

              The   Point(s)  of  Delivery  for  all  gas  to  be  delivered  by
Transporter for Shipper's account shall be the Transporter's System Storage.


                                    ARTICLE V

                 Incorporation By Reference of Tariff Provisions
                 -----------------------------------------------

              To the extent not inconsistent with the terms and conditions of this agreement, the provisions of Rate Schedule FSS, or any effective superseding rate schedule or other-wise applicable rate schedule, including any provisions of the General Terms and Conditions incorporated therein, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference.


                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

              1. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto, and no course of dealing between the parties shall be construed to alter the terms hereof, except as expressly stated herein.

              2. No waiver by any party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any other default or defaults, whether of a like or of a different character.

              3. Any company which shall succeed by purchase, merger or consolidation of the gas related properties, substantially as an entirety, of Transporter or of Shipper, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. Either party may, without relieving itself of its obligations under this Agreement, assign any of its rights hereunder to a company with which it is affiliated, but otherwise, no assignment of this Agreement or of any of the rights or obligations hereunder shall be made unless there first shall have been obtained the consent thereto in writing of the other party. Consent shall not be unreasonably withheld.

              4. Except as herein otherwise provided, any notice, request, demand, statement or bill provided for in this Agreement, or any notice which either party may desire to give the other, shall be in writing and shall be considered as duly delivered when mailed by registered or certified mail to the Post Office address of the parties hereto, as the case may be, as follows:

              Transporter:          National Fuel Gas Supply Corporation
                                    Gas Supply - Transportation
                                    Room 1200
                                    10 Lafayette Square
                                    Buffalo, New York 14203

              Shipper: National Fuel Gas Distribution Corporation Gas Accounting Department, Room 1300
                                    10 Lafayette Square
                                    Buffalo, New York 14203

or at such other address as either party shall designate by formal written notice. Routine communications, including monthly statements, shall be considered as duly delivered when mailed by either registered, certified, or ordinary mail, electronic communication, or telecommunication.

              5. This Agreement and the respective obligations of the parties hereunder are subject to all present and future valid laws, orders, rules and regulations of constituted authorities having jurisdiction over the parties, their functions or gas supply, this Agreement or any provision hereof. Neither party shall be held in default for failure to perform hereunder if such failure is due to compliance with laws, orders, rules or regulations of any such duly constituted authorities.

              6. The subject headings of the articles of this Agreement are inserted for the purpose of convenient reference and are not intended to be a part of the Agreement nor considered in any interpretation of the same.

              7. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

              8. The interpretation and performance of this Agreement shall be in accordance with the laws of the State of New York, without recourse to the law regarding the conflict of laws.


              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Presidents or Vice Presidents thereunto duly authorized and their respective corporate seals to be hereto affixed and attested by their respective Secretaries and Assistant Secretaries, the day and year first above written.


                                    NATIONAL FUEL GAS SUPPLY CORPOPATION
                                                 (Transporter)

Attest:



/s/ J. P. Pawlowski                 By: /s/ John R. Pustulka
-----------------------------          ---------------------------------------
          Secretary
      (Corporate Seal)              Title Vice President
                                         -------------------------------------




                                    NATIONAL FUEL GAS DISTRIBUTION CORP.
                                                  (Shipper)

Attest:



/s/ David F. Smith                  By: /s/ Philip C. Ackerman
------------------------------         ---------------------------------------
          Secretary                         P. C. Ackerman
      (Corporate Seal)              Title:  President
                                          ------------------------------------

CONFIDENTIAL TREATMENT OF BRACKETED MATERIAL REQUESTED PURSUANT TO RULE 24b-2

                                   Amendment I

                   Amendment to FSS Service Agreement #001715
                                     between
            National Fuel Gas Supply Corporation ("Transporter") and
             National Fuel Gas Distribution Corporation ("Shipper")

                   Effective: April 1, [XXXX] to March 31, [XXXX]


              1. The following rates will be applied to all Storage Service provided within the Quantity Limits set forth in Article I of this Service
Agreement:

              Capacity Demand                               [XXXXXXX]
              Deliverability Demand                         [XXXXXXX]
              Injection/Withdrawal Commodity                [XXXXXXX]

              Applicable surcharges will be added to the rates shown above, except that Transporter shall discount the GRI surcharge to the extent that it can do so without decreasing its retained revenues. Transporter shall apply maximum Surface Operating Allowance.

              2. The parties shall keep the terms of this rate amendment confidential and shall not disclose such terms to any other party, except as required by applicable law, regulation or legal process.


                                    National Fuel Gas Supply Corporation

                                    By: /s/ John R. Pustulka
                                       ---------------------------------------
                                    Title:  Vice President
                                          ------------------------------------



                                    National Gas Distribution Corporation

                                    By: /s/ W. E. DeForest
                                       ---------------------------------------
                                            W. E. DeForest
                                    Title:  Sr. Vice President
                                          ------------------------------------